                                                                   EXHIBIT 10.30


                            MASTER SECURITY AGREEMENT

This Master Security Agreement provides a set of terms and conditions that the parties hereto intend to be applicable to various loan transactions secured by personal property. Each such loan and security agreement shall be evidenced by a schedule of indebtedness and collateral ("Schedule") executed by Secured Party and Debtor that explicitly incorporates the provisions of this Master Security Agreement and that sets forth specific terms of that particular loan and security contract. Where the provisions of a Schedule conflict with the terms hereof, the provisions of the Schedule shall prevail. Each Schedule shall constitute a complete and separate loan and security agreement, independent of all other Schedules, and without any requirement of being accompanied by an originally executed copy of this Master Security Agreement.

One originally executed copy of the Schedule shall be denominated "Originally Executed Copy No. 1 of 2 originally executed copies" and such copy shall be retained by Secured Party. If more than one copy of the Schedule is executed by Secured Party and Debtor, all such other copies shall be numbered consecutively with numbers greater than 1. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in such Schedule by possession.

1.       GRANT OF SECURITY INTEREST; DESCRIPTION OF COLLATERAL.

Debtor grants to Secured Party a security interest in the property described in the Schedules now or hereafter executed by or pursuant to the authority of the Debtor and accepted by Secured Party in writing, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral." Each Schedule shall be serially numbered. Unless and only to the extent otherwise expressly provided in a Schedule, no Schedule shall replace any previous Schedule but shall be supplementary to all previous Schedules.

2.       WHAT OBLIGATIONS THE COLLATERAL SECURES.

EACH ITEM OF COLLATERAL SHALL SECURE THE SPECIFIC AMOUNT IDENTIFIED IN THE
SCHEDULE IN WHICH SUCH ITEM IS INCLUDED AS BEING SECURED BY SUCH ITEM.

3.       PROMISE TO PAY; TERMS AND PLACE OF PAYMENT.

Debtor promises to pay Secured Party the amounts set forth on each Schedule at the rate and upon such terms as provided therein.

4.       USE AND LOCATION OF COLLATERAL.

Debtor warrants and agrees that the Collateral (a) is to be used primarily for business or commercial purposes (other than agricultural), and (b) shall be maintained and located at all times at either the Alexander City Plant, 520 Comer Street, Alexander City, Tallapoosa County, Alabama 35010 or at the Coosa Plant, Hwy. 231 North, Rockford, Coosa County, Alabama 35136

Debtor and Secured Party agree that regardless of the manner of affixation, it is the intent of the parties that the Collateral shall remain personal property and not become part of the real estate. Debtor agrees to keep the Collateral at the location set forth above, and will notify Secured Party promptly in writing of any change in the location of the Collateral within such State, but will not remove the collateral from such State without the prior written consent of Secured Party.

5.       LATE CHARGES AND OTHER FEES.

Any payment not made when due shall, at the option of Secured Party, bear late charges thereon calculated at a per annum rate equal to the sum of (i) the rate of interest then being charged under the applicable Schedule, and (ii) an additional 2%, but in no event greater than the highest rate permitted by relevant law. Debtor shall be responsible for and pay to Secured Party a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of (i) the actual bank charges incurred by Secured Party plus (ii) all other actual costs and expenses incurred by Secured Party. The returned check fee is payable upon demand as indebtedness secured by the Collateral under the applicable Schedule.

6.       DEBTOR'S WARRANTIES AND REPRESENTATIONS.

Debtor warrants and represents:

(a) that Debtor is justly indebted to Secured Party for the full amount of the indebtedness set forth on each Schedule as of the date of funding of such indebtedness;

(b) that except for the security interest granted hereby and the security interests described on Annex 1 attached hereto, the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances, other than statutory liens, claims and encumbrances
         (i) for taxes, assessments and other charges imposed by governmental authorities, and (ii) in favor of mechanics, materialmen, carriers, and others providing materials or services relating to the Collateral, in any case in respect of amounts not yet due and payable or being Properly Contested (as hereafter defined). For purposes hereof the term "Properly Contested" shall mean, in the case of any indebtedness of Debtor (including indebtedness for any taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature) that is not paid as and when due or payable by reason of Debtor's bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such indebtedness is being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) Debtor has established appropriate reserves as shall be required in conformity with GAAP; (iii) the non-payment of such indebtedness will not result in a forfeiture of any material assets of Debtor; (iv) no lien, claim, encumbrance or security interest is imposed upon any of Debtor's assets with respect to such indebtedness unless such liens are at all times junior and subordinate in priority to the security interest in favor of Secured Party (except only with respect to any such amounts that have priority as a matter of applicable law) and enforcement of such liens is stayed during the period prior to the final resolution or disposition of such dispute; (v) if the indebtedness results from, or is determined by the entry, rendition or issuance against Debtor or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review; and (vi) if such contest is abandoned, settled or determined adversely (in whole or in part) to Debtor, Debtor forthwith pays such indebtedness and all penalties, interest and other amounts due in connection therewith.

(c) that no financing statement covering the Collateral or any proceeds thereof is on file in favor of anyone other than Secured Party and those creditors described on Annex 1 attached hereto;

(d) that all information supplied to Secured Party and statements made by Debtor in any financial, credit or accounting statement or application for credit submitted to Secured Party with respect to this transaction prior to, contemporaneously with or pursuant to the requirements of this Master Security Agreement are and shall be true, correct, valid and genuine in all material respects;

(e) that Debtor has full authority to enter into this agreement and in so doing it is not violating its charter or by-laws, any law or regulation or material agreement with third parties, and it has taken all such action as may be necessary or appropriate to make this Master Security Agreement and any Schedule binding upon it; and

(f) that Debtor (a) is the type of organization, (b) is organized under the laws of the jurisdiction, (c) has its chief executive office, and (d) if it is a "registered organization" as defined in Article 9 of the Uniform Commercial Code (i.e. organized solely under the laws of a single State and as to which the State must maintain a public record showing the organization to have been organized), has the organizational identification number (or, if none, has been assigned no such number by the State of organization), all as set forth under Debtor's name (which is its exact and complete legal name) at the signature line of this Master Security Agreement. If Debtor is an individual, Debtor's exact and complete legal name and principal residence are set forth at and under your name at the signature line of this Master Security Agreement. Debtor agrees to notify Secured Party within 30 days after a change in any of the foregoing facts and information.

7.       DEBTOR'S AGREEMENTS.

         Debtor agrees:

(a) to defend at Debtor's own cost any action, proceeding, or claim affecting the Collateral;

(b) to pay reasonable attorneys' fees actually incurred by Secured Party and other reasonable out-of-pocket expenses incurred by Secured Party in enforcing its rights against Debtor under this Master Security Agreement or any Schedule;

(c) to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral, this Master Security Agreement or any Schedule, except (i) liabilities being contested in good faith and against which, if required, Debtor will set up reserves in accordance with GAAP; and (ii) taxes measured by net income and franchise taxes imposed on Secured Party by the jurisdiction under the laws of which the Secured Party is organized and transacting business or any political subdivision thereof, and this obligation shall survive the termination of this Master Security Agreement or any Schedule;

(d) that if a certificate of title be required or permitted by law, at Secured Party's request Debtor shall obtain such certificate with respect to the Collateral, showing the security interest of Secured Party thereon and in any event do everything reasonably necessary or expedient to preserve or perfect the security interest of Secured Party;

(e) that Debtor will not fail to keep in good repair (ordinary wear and tear excepted), secrete or without the prior written consent of Secured Party, sell, rent, lend, encumber (other than encumbrances expressly permitted under the terms of this Master Security Agreement or any Schedule) or transfer any of the Collateral notwithstanding Secured Party's rights in proceeds thereof;

(f) that Secured Party may enter upon Debtor's premises or wherever the Collateral may be located, during normal business hours and following reasonable prior written notice to Debtor, to inspect the Collateral and Debtor's books and records pertaining to the Collateral, and Debtor shall assist Secured Party in making such inspection; provided, however, that Secured Party hereby agrees that it shall (i) comply with all safety rules and regulations of Debtor during such inspection while on Debtor's premises; and (ii) shall indemnify and hold Debtor harmless from any claim, loss or damage for personal injury or property damage caused by Secured Party, its agents, representatives, contractors, employees or invitees in connection with the exercise of any of Secured Party's rights under this Master Security Agreement or any Schedule;

(g) that the security interest granted by Debtor to Secured Party shall continue effective irrespective of any retaking or redelivery of any Collateral and irrespective of the payment of the amount described in any Schedule so long as there are any obligations of any kind secured by such Collateral owed by Debtor to Secured Party; and

(h) upon the written request of Secured Party, if any of the Collateral consists of software, to inform Secured Party of the name of the licensor of such software and to provide Secured Party with a copy of the license agreement, but only to the extent such distribution is permitted under such license agreement.

8.       INSURANCE AND RISK OF LOSS.

All risk of loss, damage to or destruction of the Collateral (other than loss, damage or destruction caused by Secured Party) shall at all times be on Debtor. Debtor will maintain at Debtor's expense during the term of the applicable
Schedule insurance on the Collateral in the respective amounts and with the respective coverages as reflected on the certificates of insurance delivered by Debtor to Secured Party at or before the time such Schedule becomes effective. Debtor shall promptly, upon written request, deliver to Secured Party evidence of such insurance and an endorsement attached thereto showing Secured Party as loss payee as its interests may appear in respect of the Collateral, and providing Secured Party with not less than 30 days written notice of cancellation. Each such policy shall be with financially sound and reputable insurance companies. Secured Party's acceptance of policies in lesser amounts or risks shall not be a waiver of Debtor's foregoing obligations. As to Secured Party's interest in such policy, no act or omission of Debtor or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

Debtor hereby assigns to Secured Party any monies which may become payable with respect to the Collateral under any such policy of insurance and irrevocably constitutes and appoints Secured Party as Debtor's attorney in fact (a) to make, settle and adjust claims under each policy of insurance, solely with respect to the Collateral, (b) to make claims for any monies which may become payable under such and other insurance on the Collateral, including returned or unearned premiums, and (c) to endorse Debtor's name on any check, draft or other instrument received in payment of claims or returned or unearned premiums under each policy, solely with respect to the Collateral, and to apply the funds to the payment of the indebtedness owing to Secured Party hereunder and secured by such Collateral; provided, however, Secured Party is under no obligation to do any of the foregoing; and provided, further, that if requested by Debtor in writing within 30 days after Secured Party's receipt of such proceeds and if no event of default described in Paragraph 9 exists at such time, Debtor may apply such proceeds to repair or replace the damaged or destroyed Collateral so long as (1) such repair or replacement is promptly undertaken and pursued to completion, (2) the repaired or replaced Collateral is at all times free and clear of liens, claims, security interests and encumbrances, other than statutory liens, claims, security interests, and encumbrances expressly permitted under this Master Security Agreement or any applicable Schedule, (3) Debtor complies with such disbursement procedures for such proceeds as Secured Party may reasonably impose for repair or replacement, and (4) the amount of proceeds from any single casualty affecting the Collateral does not exceed $5,000,000.

Should Debtor fail to maintain such policy in full force or to pay any premium in whole or in part relating thereto, then Secured Party, without waiving or releasing any default or obligation by Debtor, may (but shall be under no obligation to), upon prior written notice to Debtor, obtain and maintain insurance and pay the premium therefor on behalf of Debtor and charge the premium to Debtor's indebtedness under the applicable Schedule. The full amount of any such premium paid by Secured Party shall be payable by Debtor upon demand, and failure to pay same shall constitute an event of default under this Master Security Agreement.

9.       EVENTS OF DEFAULT; ACCELERATION.

THE FOLLOWING ARE EVENTS OF DEFAULT UNDER THIS MASTER SECURITY AGREEMENT WHICH WILL ALLOW SECURED PARTY TO TAKE SUCH ACTION UNDER THIS PARAGRAPH 9 AND UNDER PARAGRAPH 10 AS IT DEEMS NECESSARY:

(a) any of Debtor's obligations to Secured Party under any Schedule is not paid promptly when due and such payment default is not cured within 5 business days after the later of (i) the date such payment becomes due, and (ii) the date Debtor receives a statement thereof;

(b) Debtor shall fail to comply with the financial covenants set forth in paragraph 2 of the Financial Reports and Covenant Rider attached to this Master Security Agreement;

(c) Debtor breaches (i) the provisions of paragraphs 6(b) or 7(f), or (ii) any other covenant or agreement hereof, or of any Schedule, and the breach of such other covenant or agreement shall not have been cured within 30 days after the earlier to occur of (A) written notice of such breach is given by Secured Party to Debtor, and (B) an officer of Debtor otherwise has actual knowledge of such breach;

(d) any representation or warranty made by Debtor in this Master Security Agreement, any Schedule, or any financial statements, certificates or other documents submitted by Debtor to Secured Party pursuant to the provisions of this Master Security Agreement or any Schedule, or in connection with Debtor's application for the loans to be made thereunder, proves to have been false or misleading in any material respect;

(e) any material portion of the Collateral is lost or destroyed and (i) such Collateral is not replaced by Debtor with equipment of equal or greater value, or (ii) the indebtedness secured by the affected Collateral is not prepaid by an amount equal to the full insurable value of such Collateral, in either case within 180 days after the occurrence of any such loss or destruction;

(f) a complaint in bankruptcy or for arrangement or reorganization or for relief under any insolvency law is filed by or against Debtor, and if filed against Debtor, remains undismissed and unstayed for 60 days; or Debtor admits its inability to pay its debts as they mature; or Debtor ceases to do business as a going concern;

(g) any material portion of the Collateral or of any other property of Debtor is attached through legal process or a receiver is appointed for Debtor; or

(h) a third party takes any action to foreclose on, obtain possession or control of, collect, sell or otherwise dispose of, or exercise any rights with respect to, any of the Collateral without the express written consent of Secured Party.

If Debtor shall be in default hereunder, the indebtedness described in each Schedule and all other indebtedness then owing by Debtor to Secured Party under this Master Security Agreement (collectively, the "Indebtedness") shall, if Secured Party shall so elect, become immediately due and payable. After acceleration, the unpaid principal balance of the indebtedness described in any Schedule shall bear interest at a rate per annum equal to 2% above the rate then in effect for such indebtedness until paid in full. In no event shall the Debtor, upon demand by Secured Party for payment of the Indebtedness, by acceleration of the maturity thereof or otherwise, be obligated to pay any interest in excess of the amount permitted by law. Any acceleration of the Indebtedness, if elected by Secured Party, shall be subject to all applicable laws, including laws relating to rebates and refunds of unearned charges.

10.      SECURED PARTY'S REMEDIES AFTER DEFAULT; CONSENT TO ENTER PREMISES.

UPON AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT DESCRIBED IN PARAGRAPH 9 ABOVE, SECURED PARTY SHALL HAVE ALL THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE AND ANY OTHER APPLICABLE LAWS, INCLUDING THE RIGHT TO ANY DEFICIENCY REMAINING AFTER DISPOSITION OF THE COLLATERAL FOR WHICH DEBTOR HEREBY AGREES TO REMAIN FULLY LIABLE. DEBTOR AGREES THAT SECURED PARTY, BY ITSELF OR ITS AGENT, MAY WITHOUT NOTICE TO ANY PERSON AND WITHOUT JUDICIAL PROCESS OF ANY KIND, ENTER INTO ANY PREMISES OR UPON ANY LAND OWNED, LEASED OR OTHERWISE UNDER THE REAL OR APPARENT CONTROL OF DEBTOR OR ANY AGENT OF DEBTOR WHERE THE COLLATERAL MAY BE OR WHERE SECURED PARTY BELIEVES THE COLLATERAL MAY BE, AND DISASSEMBLE, RENDER UNUSABLE AND/OR REPOSSESS ALL OR ANY ITEM OF THE COLLATERAL, DISCONNECTING AND SEPARATING ALL COLLATERAL FROM ANY OTHER PROPERTY AND USING ALL REASONABLE FORCE NECESSARY. Debtor expressly waives all further rights to possession of the Collateral and all claims for injuries suffered through or loss caused by such entering and/or repossession while any event of default described in Paragraph 9 above exists and remains outstanding, subject to the provisions of Paragraph 7(f) above. Secured Party may require Debtor to assemble the Collateral and deliver it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

Upon and during the continuance of an event of default described in Paragraph 9 above, Secured Party may sell or lease the Collateral at a time and location of its choosing; provided that the Secured Party acts in good faith and in a commercially reasonable manner. Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown herein at least ten business days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling and the like shall include reasonable attorneys' fees actually incurred by Secured Party and other reasonable legal expenses. Debtor understands that Secured Party's rights are cumulative and not alternative.

11.      WAIVER OF DEFAULTS; AGREEMENT INCLUSIVE.

Secured Party may in its sole discretion waive a default, or cure, at Debtor's expense, a default. Any such waiver in a particular instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this Master Security Agreement or any related Schedule, instrument or agreement shall bind Secured Party or Debtor unless in writing signed by Secured Party and Debtor. No oral agreement shall be binding.

12.      FINANCING STATEMENTS; CERTAIN EXPENSES.

Debtor authorizes Secured Party to file a financing statement with respect to the Collateral and ratifies the filing by Secured Party of any such financing statements previously filed. At the request of Secured Party, Debtor will execute any financing statements, agreements or documents, in form reasonably satisfactory to Secured Party which Secured Party may deem necessary or advisable to establish and maintain a perfected security interest in the Collateral and will pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Secured Party. Debtor also agrees to pay all reasonable costs and expenses incurred by Secured Party in conducting Uniform Commercial Code, tax or other lien searches against the Debtor or the Collateral; provided, however, that such searches shall be limited to no more than once per calendar year, unless an event of default described in Paragraph 9 exists and remains outstanding, and such other fees as may be agreed.

13.      WAIVER OF DEFENSES ACKNOWLEDGMENT.

If Secured Party assigns this Master Security Agreement or a Schedule to a third party ("Assignee"), then after receipt by Debtor of written notice of such assignment:

(a) Debtor will make all payments directly to such Assignee at such place as Assignee may from time to time designate in writing;

(b) Debtor agrees that it will settle all claims, defenses, setoffs and counterclaims it may have against Secured Party directly with Secured Party and will not set up any such claim, defense, setoff or counterclaim against Assignee, Secured Party hereby agreeing to remain responsible therefor;

(c) Secured Party shall not be Assignee's agent for any purpose and shall have no authority to change or modify this Master Security Agreement or any related document or instrument; and

(d) Assignee shall have all of the rights and remedies of Secured Party hereunder but none of Secured Party's obligations (other than any obligations of Secured Party expressly provided in this Master Security Agreement or any applicable Schedule to the extent first arising or occurring after the date of such assignment).

14.      MISCELLANEOUS.

Secured Party may correct patent errors herein and fill in such blanks as serial numbers, date of first payment and the like. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof.

Debtor and Secured Party each hereby waive any right to a trial by jury in any action or proceeding with respect to, in connection with, or arising out of this Master Security Agreement, any Schedule, or any note or document delivered pursuant to this Master Security Agreement or any Schedule. Except as otherwise provided herein including, without limitation, the Schedule and Riders attached hereto, or by applicable law, the Debtor shall have no right to prepay the indebtedness described in any Schedule. DEBTOR ACKNOWLEDGES RECEIPT OF A TRUE COPY HEREOF AND WAIVES ACCEPTANCE HEREOF.

This Master Security Agreement is executed pursuant to authority of Debtor's Board of Directors. Except where the context otherwise requires, "Debtor" and "Secured Party" include the successors or assigns of those parties; nothing herein shall authorize Debtor to assign this Master Security Agreement, any Schedule or its rights in and to the Collateral.

If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in this Master Security Agreement, any Schedule or in any other agreement made in connection with this transaction, it is agreed that:

(a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon this Master Security Agreement, any Schedule or any such other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law and any excess shall be credited to the Debtor; and

(b) If Secured Party elects to accelerate the maturity of, or if Secured Party permits Debtor to prepay the indebtedness described in Paragraph 3, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law and any excess interest, if any, provided for in this Master Security Agreement, any Schedule or otherwise, shall be credited to Debtor automatically as of the date of acceleration or prepayment.

This Master Security Agreement and each Schedule shall be governed by, and construed in accordance with, the laws of the State of Georgia (excluding the choice of law principles thereof).

Notwithstanding anything to the contrary contained herein, Debtor shall be entitled to replace any items of Collateral at the respective Collateral locations indicated in Paragraph 4 hereof, so long as (i) such items shall be replaced by items of equal or greater value, (ii) the operations performed by the Collateral are not impaired as a result of such replacement, (iii) no event of default as described in Paragraph 9 has occurred and is then continuing, and
(iv) Secured Party shall have received 10 days' prior written notice of any such replacement, shall have received evidence of Debtor's ownership thereof and shall have obtained a first-priority perfected security interest in all such replacement items. Upon receipt of evidence to Secured Party as to the satisfaction of each of the foregoing, Secured Party shall execute and deliver such partial releases of security interests and other documents as Debtor may reasonably request to evidence the release of Secured Party's interests in any such items being so replaced.

15.      SPECIAL PROVISIONS.

See the special provisions riders attached hereto and made a part hereof as follows:

(a) The Financial Reports and Covenant Rider (including exhibits) consisting of ten (10) pages attached hereto and made a part hereof.

(b) The Cross Default Rider consisting of one (1) page attached hereto and made a part hereof.

Dated: July  30, 2002

Debtor:

Avondale Mills, Inc.



By:
   ------------------------------------------
Title:
      ---------------------------------------

Address:

506 South Broad Street
Monroe, Georgia 30655

If an organization, type of organization: corporation.
Jurisdiction of organization: Alabama.
Organizational identification number: 63-0936782.
Location of chief executive office: 506 South Broad Street, Monroe, Georgia
30655.

SECURED PARTY:


The CIT Group/Equipment Financing, Inc.



By:
   ------------------------------------------
Title:
      ---------------------------------------

Address:

P. O. Box 27248
Tempe, Arizona  85285-7248

                                    Annex 1
                                    -------

Secured Party                                         Collateral
-------------                                         ----------
1. Wachovia Bank, National Association                Blanket lien

2. Val Tech Computer Systems                          Specific equipment

3. Val Tech Computer Systems                          Specific equipment

4. Forklift Systems, Inc.                             Specific equipment

5. Lease Corporation of America                       Specific equipment

6. Bankers/SofTech Division of EAB Leasing            Leased and financed
                                                      equipment, securing
                                                      indebtedness not to
                                                      exceed $210,000.

                         CERTIFICATE REGARDING EQUIPMENT

         The undersigned hereby certifies to The CIT Group/Equipment Financing, Inc. ("Lender") that:

         1. He is the Vice Chairman of Avondale Mills, Inc. ("Borrower"), an Alabama corporation, and in such capacities, are authorized and empowered to issue this Certificate for and on behalf of Borrower.

         2. He acknowledges that Lender is relying on the statements made in this Certificate in consummating certain financial accommodations with Borrower pursuant to the terms of that certain Master Security Agreement (the "Agreement"), dated July 30, 2002, between Lender and Borrower.

         3. Attached hereto as Exhibit "A" and by reference made a part hereof is a true, correct and complete list of all "Collateral" (as that term is defined in the Agreement) owned by Borrower and located at the Alexander City Plant, 520 Comer Street, Alexander City, Tallapoosa, County, Alabama.

         4. Attached hereto as Exhibit "B" and by reference made a part hereof is a true, correct and complete list of all Collateral owned by Borrower and located at the Coosa Plant, Hwy. 231 North, Rockford, Coosa County, Alabama.

         5. The property described herein constitutes a true, correct and complete list of all material items of Collateral of Borrower as of the date hereof, wherever located.


         WITNESS our hands and the corporate seal of Borrower, this 30th day of July, 2002.



                                            -----------------------------------
                                            Jack R. Altherr, Jr., Vice Chairman

                               CROSS DEFAULT RIDER

         This Cross-Default Rider (the "Rider") to the Master Security Agreement (the "Agreement"), dated July 30, 2002, between AVONDALE MILLS, INC., as Debtor, and THE CIT GROUP/EQUIPMENT FINANCING, INC., as Secured Party, shall by this reference be deemed incorporated into and from a part of the Agreement.

         Debtor covenants and agrees that during the term of the loans made pursuant to the Agreement, as they may be extended or renewed from time to time, the acceleration of the indebtedness of Debtor outstanding under that certain Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended, among Debtor, the banks listed therein (the "Banks") and Wachovia Bank, National Association, as agent for itself and the other Banks, as a result of the occurrence of any event of default thereunder, shall be an event of default under Paragraph 9 of the Agreement, entitling Secured Party to exercise any and all available remedies as provided by the terms of the Agreement.



The CIT Group/Equipment                      Avondale Mills, Inc.
Financing, Inc.



By:                                          By:
   -------------------------                    --------------------------
Title:                                       Title:
      ----------------------                       -----------------------

                              AVONDALE MILLS, INC.
                             506 South Broad Street
                              Monroe, Georgia 30655

                                  July 30, 2002

                               DISBURSEMENT LETTER



The CIT Group/Equipment Financing, Inc.
P.O. Box 27248
Tempe, Arizona 85285-7248
Attention:  Mr. K. Russell

Gentlemen:

         From the proceeds of the term loan made by you to the undersigned on this date, under that certain Master Security Agreement, dated July 30, 2002, you are hereby irrevocably authorized to make payment of the sums indicated to the following persons:

                  1. Parker, Hudson, Rainer & Dobbs, LLP           $    30,000
                     c/o Bank of America, N.A.
                     Atlanta, Georgia
                     ABA No. 061-0000-52
                     Account No. 00000-010-2245
                     Bank Contact:  Lisa Keller @404-607-5894
                     (Alabama documentary taxes)

                  2. Wachovia Bank of Georgia                      $19,970,000
                     Atlanta, GA 30303
                     ABA #061000010
                     Account Name: Avondale Mills, Inc.
                     Acct. #15-031-691

                  TOTAL DISBURSEMENTS                              $20,000,000

                                             Very truly yours,

                                             AVONDALE MILLS, INC.



                                             By:
                                                ---------------------------
                                                Name:  Jack R. Altherr, Jr.
                                                Title: Vice Chairman
                                             GUARANTY

To:      The CIT Group/Equipment Financing, Inc.
         P.O. Box 27248
         Tempe, Arizona 85285-7248

The undersigned requests you to extend credit to Avondale Mills, Inc., an Alabama corporation (the "Company"), pursuant to the terms of a certain Master Security Agreement dated as of July 30, 2002, between the Company and you, together with Schedule No. 1 (Schedule of Indebtedness and Collateral) attached to such Master Security Agreement, and the Negotiable Promissory Note made payable by the Company to you, dated July 30, 2002, in the original principal sum of $20,000,000 (the foregoing Master Security Agreement, Schedule, and Negotiable Promissory Note, as the same may be amended, restated, and supplemented from time to time, being herein collectively referred to as the "paper"), and to induce you to do so and in consideration thereof and of benefits to accrue to the undersigned therefrom, the undersigned, as a primary obligor, jointly and severally and unconditionally guarantees to you that the Company will fully and promptly pay and perform all its present and future obligations to you arising under the paper, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured or unmatured, irrespective of any invalidity or enforceability of any such obligation or the insufficiency, invalidity or unenforceability of any security therefor; and agrees, without your first having to proceed against the Company or to liquidate paper or any security therefor, to pay on demand all sums due and to become due to you from the Company and all losses, costs, attorneys' fees or expenses which may be suffered by you by reason of the Company's default or default of the undersigned hereunder; and agrees to be bound by and on demand to pay any deficiency established by a sale of paper and/or security held, with or without notice to us. This guaranty is an unconditional guarantee of payment and performance. No guarantor shall be released or discharged, either in whole or in part, by your failure or delay to perfect or continue the perfection of any security interest in any property which secures the obligations of the Company or any of us to you, or to protect the property covered by such security interest.

No termination shall be effective except by notice sent to you by certified mail return receipt requested naming a termination date effective not less than 90 days after the receipt of such notice by you; or or affect any transaction effected prior to the effective date of termination.

The undersigned waives: notice of acceptance hereof; presentment, demand, protest and notice of nonpayment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by the Company; any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the undersigned may now or hereafter have against the Company or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Company's property (including, without limitation, property collateralizing its obligations to you), arising from the existence or performance of this guaranty; all exemptions and homestead laws and any other demands and notices required by law; all setoffs and counterclaims; any and all defenses based on suretyship or any other applicable law, including without limitation all rights and defenses arising out of (i) an election of remedies by you even though that election of remedies may have destroyed rights of subrogation and reimbursement against the Company by operation of law or otherwise, (ii) protections afforded to the Company pursuant to antideficiency or similar laws limiting or discharging the Company's obligations to you, (iii) the invalidity or unenforceability of this guaranty, (iv) the failure to notify any of us of the disposition of any property securing the obligations of the Company, (v) the commercial reasonableness of such disposition or the impairment, however caused, of the value of such property, and (vi) any duty on your part (should such duty exist) to disclose to the undersigned any matter, fact or thing related to the business operations or condition (financial or otherwise) of the Company or its affiliates or property, whether now or hereafter known by you.

You may at any time and from time to time, without the undersigned's consent, without notice to the undersigned and without affecting or impairing the obligation of the undersigned, do any of the following:

(a) renew, extend (including extensions beyond the original term of the respective item of paper), modify (including changes in interest rates), release or discharge any obligations of the Company, of its customers, of co-guarantors (whether hereunder or under a separate instrument) or of any other party at any time directly or contingently liable for the payment of any of said obligations;

(b)      accept partial payments of said obligations;

(c) accept new or additional documents, instruments or agreements relating to or in substitution of said obligations;

(d) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of said obligations and the security therefor in any manner;

(e) consent to the transfer or return of the security, take and hold additional security or guaranties for said obligations;

(f)      amend, exchange, release or waive any security or guaranty; or

(g) bid and purchase at any sale of paper or security and apply any proceeds or security, and direct the order and manner of sale.

If a claim is made upon you at any time for repayment or recovery of any amount(s) or other value received by you, from any source, in payment of or on account of any of the obligations of the Company guaranteed hereunder and you repay or otherwise become liable for all or any part of such claim by reason of:

(a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or

(b) any settlement or compromise of any such claim, the undersigned shall remain liable to you hereunder for the amount so repaid or for which you are otherwise liable to the same extent as if such amount(s) had never been received by you, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the obligations of the Company. This guaranty shall bind the undersigned, its successors, and assigns, and shall inure to your successors and assigns, including, but not limited to, any party to whom you may assign any item or items of paper, we hereby waiving notice of any such assignment. All of your rights are cumulative and not alternative.

BY EXECUTION OF THIS GUARANTY THE UNDERSIGNED AGREES TO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH, OR RELATED TO THIS GUARANTY.


Dated: July 30, 2002

Avondale Incorporated



By
   ------------------------------------------
   Title:
         ------------------------------------



CORPORATE SEAL


------------------------------
Attest:________________, Secretary

STATE OF GEORGIA)
COUNTY OF FULTON)

                                    AFFIDAVIT

         Before me, the undersigned Notary Public in and for said county and said state, personally appeared Jack R. Altherr, Jr., as Vice Chairman of Avondale Mills, Inc., an Alabama corporation (the "Company"), who is known to me, and being first duly sworn by me, deposes and says as follows:

         1. That the Company is the Debtor under that certain Master Security Agreement and the related UCC-1 financing statements (collectively the "Security Documents") from Debtor in favor of The CIT Group/Equipment Financing, Inc. (the "Secured Party") which are to be recorded as fixture filings in the Office of the Judge of Probate of Coosa County, Alabama and in the Office of the Judge of Probate of Tallapoosa County, Alabama.

         2. That the collateral described in the Security Documents is located at two (2) of Debtor's facilities, one of which is located in Coosa County, Alabama and the other of which is located in Tallapoosa County, Alabama.

         3. That the value of all property given as security by the Debtor to the Secured Party under the Security Documents is $40,587,000.

         4. That the value of the property located in Coosa County, Alabama is $13,100,000, or 32.2% of the total value of all of the property, and the value of the property located in Tallapoosa County, Alabama is $27,487,000, or 67.8% of the total value of all of the property.

         5. The Security Documents do not constitute an open-end mortgage that secures future advances, and the debt is not a revolving loan; therefore, no bond or annual report is required to be filed pursuant to ss.40-22-2(2), CODE OF ALABAMA 1975.

         6. That the undersigned has executed this Affidavit in his capacity as Vice Chairman of the Debtor for the purpose of assisting the Judges of Probate of Coosa and Tallapoosa Counties in apportioning the amount of the recording tax to be collected for the recording of the Security Documents.



                                             --------------------------------
                                             Jack R. Altherr, Jr., Affiant


Sworn to and subscribed before me
this ___ day of July, 2002.



----------------------------------
         Notary Public

[NOTARIAL SEAL]
My commission expires:
                      -----------------------

STATE OF GEORGIA)
COUNTY OF FULTON)

                                    AFFIDAVIT

         Before me, the undersigned Notary Public in and for said county and said state, personally appeared Denny McLelland, as Vice President of The CIT Group/Equipment Financing, Inc., a Delaware corporation (the "Secured Party"), who is known to me, and being first duly sworn by me, deposes and says as follows:

         1. That Avondale Mills, Inc. (the "Company") is the Debtor under that certain Master Security Agreement and the related UCC-1 financing statements from Debtor in favor of Secured Party (collectively the "Security Documents") which are to be recorded as fixture filings in the Office of the Judge of Probate of Coosa County, Alabama and in the Office of the Judge of Probate of Tallapoosa County, Alabama.

         2. That the collateral described in the Security Documents is located at two (2) of Debtor's facilities, one of which is located in Coosa County, Alabama and the other of which is located in Tallapoosa County, Alabama.

         3. That the value of all property given as security by the Debtor to the Secured Party under the Security Documents is $40,587,000.

         4. That the value of the property located in Coosa County, Alabama is $13,100,000, or 32.2% of the total value of all of the property, and the value of the property located in Tallapoosa County, Alabama is $27,487,000, or 67.8% of the total value of all of the property.

         5. The Security Documents do not constitute an open-end mortgage that secures future advances, and the debt is not a revolving loan; therefore, no bond or annual report is required to be filed pursuant to ss.40-22-2(2), CODE OF ALABAMA 1975.

         6. That the undersigned has executed this Affidavit in his capacity as Vice President of the Secured Party for the purpose of assisting the Judges of Probate of Coosa and Tallapoosa Counties in apportioning the amount of the recording tax to be collected for the recording of the Security Documents.



                                             --------------------------------
                                                         Affiant

Sworn to and subscribed before me
this ___ day of July, 2002.



----------------------------------
         Notary Public

[NOTARIAL SEAL]
My commission expires:
                      -----------------------


                            LOAN PREPAYMENT RIDER TO
                  SCHEDULE NO. 1 OF INDEBTEDNESS AND COLLATERAL
                                (the "Schedule")
                          DATED JULY ___, 2002 BETWEEN
                        AVONDALE MILLS, INC., DEBTOR AND

             THE CIT GROUP/EQUIPMENT FINANCING, INC., SECURED PARTY

1. The Debtor shall not have the right to prepay the indebtedness due under the Schedule, in whole or in part, at any time during the first loan year.

2. The Debtor shall thereafter have the right to prepay the indebtedness due under the Schedule, in whole or in part, provided that Debtor gives Secured Party at least 30 days prior written notice of its intention to prepay and in addition to the payment of such principal amount and all accrued interest thereon, together with any late charges and other amounts due under the Schedule, Debtor pays a prepayment fee equal to:

                  1% of the principal amount prepaid on or prior to the last day of the second loan year, 1/2% of the principal amount prepaid any time after the second loan year and on or prior to the last day of the third loan year, and 0% thereafter.

3. The term "loan year" as used herein, shall mean a period of twelve (12) consecutive calendar months. The first loan year shall commence on July __, 2002 (the "Closing Date"). Subsequent loan years shall run consecutively, each commencing on the anniversary of the first loan year.

Avondale Mills, Inc. ("Debtor")



By:
    -------------------------

Title:
       ----------------------

The CIT Group/Equipment Financing, Inc. ("Secured Party")



By:
    -------------------------

Title:
       ----------------------

                                FIXED RATE RIDER

         This Fixed Rate Rider (the "Rider") to the Schedule of Indebtedness and Collateral No.1 (the "Schedule"), dated July 30, 2002, to Master Security Agreement dated July 30, 2002, between AVONDALE MILL, INC., as Debtor, and THE CIT GROUP/EQUIPMENT FINANCING, INC., as Secured Party, shall by this reference be deemed incorporated into and form a part of the Schedule.

         Debtor shall have a one time option, exercisable upon not less than 15 days prior written notice to Secured Party, to fix the rate of interest due under the Negotiable Promissory Note referenced in the Schedule (the "Note"). Upon Secured Party 's receipt of such notice (which notice shall specify the effective date of the fixed interest rate (the "Effective Date")), the fixed interest rate shall be determined by reference to the H15 report of the Federal Reserve available at http://www.federalreserve.gov/releases/H15/current on the business day immediately preceding the date such written notice was given by Debtor. The fixed interest rate shall equal three hundred twenty five (325) basis points plus the two, three, four or five year rate (as of the third business day prior to the Effective Date) indicated therein under the "Interest Rate Swap" heading which is closest to the remaining term of the Note as of the Effective Date. By way of example only, if there are 20 months remaining until the maturity date of the Note as of the Effective Date, the applicable rate under the "Interest Rate Swap" heading will be the two year rate; if there are 47 months remaining until the maturity date of the Note, then the applicable rate under the "Interest Rate Swap" heading will be the four year rate. In the event that the Effective Date falls equidistant between two of the annual measurement periods, the higher of the two rates shall apply.

         This Rider may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Rider to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Rider to be duly executed and delivered as of the date first above written.



The CIT Group/Equipment                      Avondale Mills, Inc.
Financing, Inc.

By:                                          By:
    -------------------------                   -------------------------
Title:                                       Title:
      -----------------------                      ----------------------

                                 SCHEDULE NO. 1
                     Schedule of Indebtedness and Collateral

         This Schedule No. 1 (the "Schedule"), dated July 30, 2002, to Master Security Agreement (the "Agreement"), dated July 30, 2002, between AVONDALE MILL, INC., as Debtor, and THE CIT GROUP/EQUIPMENT FINANCING, INC., as Secured Party, shall by this reference be deemed incorporated into and from a part of the Agreement.

         This Schedule incorporates the terms and conditions of the Agreement.

         This is Originally Executed Copy No. 1 of 2 originally executed copies. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

         Debtor grants to Secured Party a security interest in the machinery, furniture, fixtures (to the extent removable without doing irreparable damage to the premises to which they are affixed), tools and equipment described on Annex A attached hereto, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, whether now or hereafter owned by the Debtor or in which the Debtor may have or may hereafter acquire any interest, including amounts payable in respect thereof under any insurance policy, all hereinafter referred to collectively as "Collateral".

         The Collateral will be located at all times at:

(1)      Alexander City Plant, 520 Comer Street, Alexander City, Alabama 35010;
         or
(2)      Coosa Plant, Hwy. 231 North, Rockford, Alabama 35136

         The security interest granted hereby is to secure the payment and performance of all indebtedness, liabilities and obligations of Debtor to Secured Party of every kind and description arising under the Note (as hereafter defined), whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, including, without limitation, all indebtedness, liabilities and obligations now or hereafter owing by Debtor to Secured Party under this Schedule.

         Concurrently herewith, Debtor shall execute and deliver to Secured Party a Negotiable Promissory Note (the "Note") in substantially the form of Exhibit A attached hereto to evidence a term loan made on or about the date hereof by Secured Party to Debtor. The terms and provisions of the Note are hereby incorporated herein and made a part hereof.

         Special Provisions:

                  See Loan Prepayment Rider consisting of one (1) page attached hereto and made a part hereof.

                  See Fixed Rate Rider consisting of one (1) page attached hereto and made a part hereof.

         This Schedule may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Schedule to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Schedule to be duly executed and delivered as of the date first above written.



The CIT Group/Equipment                      Avondale Mills, Inc.
Financing, Inc.

By:                                          By:
    -------------------------                   -------------------------
Title:                                       Title:
      -----------------------                      ----------------------

                                     Annex 1

                         See Exhibit A attached hereto.

                      FINANCIAL REPORTS AND COVENANT RIDER


         This Financial Reports and Covenant Rider (the "Rider") to the Master Security Agreement (the "Agreement"), dated July 30, 2002, between AVONDALE MILLS, INC., as Debtor, and THE CIT GROUP/EQUIPMENT FINANCING, INC., as Secured Party, shall by this reference be deemed incorporated into and form a part of the Agreement.

         1. Debtor represents, warrants and agrees that, for so long as there is any indebtedness owing by Debtor to Secured Party secured by the Agreement, Debtor will keep or cause to be kept adequate records and books of account with respect to the consolidated business activities of Avondale Incorporated (the "Parent") and its Subsidiaries (including the Debtor) so as to permit the preparation of the Parent's financial statements in accordance with GAAP and cause to be prepared and to be furnished to Secured Party the following (all to be prepared in accordance with GAAP applied on a consistent basis):

         (a) as soon as available, and in any event within 120 days after the close of each Fiscal Year hereafter, audited financial statements of the Parent and its Consolidated Subsidiaries as of the end of such Fiscal Year, on a consolidated basis, certified without material qualification by Crisp Hughes Evans LLP or another firm of independent certified public accountants of recognized standing selected by the Parent but reasonably acceptable to Secured Party, and setting forth in each case in comparative form the corresponding consolidated figures for the preceding Fiscal Year;

         (b) as soon as available, and in any event within 45 days after the end of each of the first three Fiscal Quarters hereafter, unaudited interim financial statements of the Parent and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and of the portion of the Fiscal Year then elapsed, on a consolidated basis, certified by the chief financial officer or chief accounting officer of the Parent as prepared in accordance with GAAP and fairly presenting in all material respects consolidated financial position and results of operations of the Parent and its Consolidated Subsidiaries for such Fiscal Quarter and portion of the Fiscal Year then elapsed, subject to normal year-end adjustments and the absence of notes thereto;

         (c) concurrently with the delivery of the financial statements described in clauses (a) and (b) above, or more frequently if requested by Secured Party during any period that an event of default exists under the Agreement, Debtor shall cause to be prepared and furnished to Secured Party a Compliance Certificate executed by the chief financial officer or chief accounting officer of the Parent in substantially the form of Exhibit A attached hereto;

         (d) Debtor shall also provide to Secured Party with such other data and information (financial and otherwise) as Secured Party, from time to time, may reasonably request, bearing upon or related to the Collateral or the Debtor's or the Parent and its Consolidated Subsidiaries' financial condition or results of operations.

         2. Debtor represents, warrants and agrees that, for so long as there is any indebtedness owing by Debtor to Secured Party secured by the Agreement, Debtor shall:

         (a)      maintain a Fixed Charge Coverage Ratio of not less than 1.5 to
1.0 as of the last day of each Fiscal Quarter;

         (b) maintain a Consolidated Adjusted Tangible Net Worth of not less than $100,000,000 at all times, plus, commencing August 30, 2003, and as of the first day of each Fiscal Year thereafter, 50% of Consolidated Net Income (but in no event less than $-0-) for the immediately preceding Fiscal Year, on a cumulative basis;

         (c) maintain Consolidated Tangible Funds of not less than $225,000,000 until the earlier of (i) the repayment of the 10.25% Subordinated Notes, or (ii) the reduction of the aggregate amount of indebtedness owing to Secured Party to an amount less than $10,000,000;

         3. The capitalized terms used in this Rider shall have the meanings set forth in the Agreement and as follows:

         "Capital Stock" means any nonredeemable capital stock of the Parent or any Consolidated Subsidiary (to the extent issued to a Person other than the Parent), whether common or preferred..

         "Capitalized Leases" mean any lease which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

         "Consolidated Adjusted Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Parent and its Consolidated Subsidiaries, prepared in accordance with GAAP, of any of the following, but only to the extent created, incurred or arising on or after April 29, 1996 (except as specified in clause (A) below):

                  (A) Any surplus resulting from any write-up of assets subsequent to August 25, 1995, other than in connection with the acquisition of the Graniteville Assets;

                  (B) All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill

(whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense, other than capitalized transaction costs incurred in connection with the acquisition of the Graniteville Assets; and

                  (C) To the extent not included in (B) of this definition, any amount at which shares of Capital Stock of the Parent appear as an asset on the balance sheet of the Parent and its Consolidated Subsidiaries.

         "Consolidated Cash Flow" means for any period, for the Parent and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, and calculated for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters, Consolidated Net Income, plus (i) Net Interest Expense (including interest on the Subordinated Debt), plus (ii) income taxes, plus (iii) depreciation, plus (iv) amortization, plus or minus, as the case may be, (v) LIFO Adjustments and plus (vi) the amount of any non-cash write-offs of obsolete or surplus equipment, spare parts or real property, up to but not in excess of $10,000,000 during any period of 4 consecutive Fiscal Quarters.

         "Consolidated Net Income" means, for any period, the Net Income of the Parent and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Parent and Subsidiary in the unremitted earnings of any Person that is not a Subsidiary. For purposes of clause (i), extraordinary items shall include termination and severance payments to employees, and costs and expenses incurred or accrued in connection with the closing of facilities, relating to or as a result of the acquisition of the Graniteville Assets, but, as to cash items, only to the extent of such cash items which are paid or incurred prior to the end of the first Fiscal Quarter of the 1997 Fiscal Year and in an aggregate amount not exceeding $5,000,000.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Parent in its consolidated financial statements as of such date.

         "Consolidated Tangible Funds" shall mean as of the date of any determination thereof, the sum of (a) Consolidated Adjusted Tangible Net Worth and (b) Subordinated Debt.

         "Consolidated Total Funded Debt" means at any date the Funded Debt of the Parent and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

         "Current Maturities of Long Term Debt" means all payments in respect of Long Term Debt (other than the Obligations and the Debt secured by the Agreement) that are required to be made within one year from the date of determination, whether or not the obligation to make such payments would constitute a current liability of the obligor under GAAP.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capitalized Leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all Debt of others Guaranteed by such Person and
(x) all principal amounts outstanding and owed to parties other than the Debtor or any Subsidiary under the items described in clause (a) of the definition of Receivables Program Obligations; provided, however, that the AMGF Distribution Facility Lease shall not constitute Debt for any purpose under this Rider.

         "Dividends" means any dividend or other distribution paid in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock or Redeemable Preferred Stock).

         "Fiscal Quarter" means any fiscal quarter of the Parent.

         "Fiscal Year" means any fiscal year of the Parent. Any reference to Fiscal Year together with a specific year (e.g. "1996 Fiscal Year") refers to the Fiscal Year ending on the last Friday of August in such specific year.

         "Fixed Charge Coverage Ratio" means, on a consolidated basis for the Parent and its Consolidated Subsidiaries, the ratio of (i) Consolidated Cash Flow, less Dividends paid, for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters, to (ii) the sum of Net Interest Expense for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters and Current Maturities of Long Term Debt, calculated at the end of the Fiscal Quarter just ended.

         "Funded Debt" of any Person shall mean all Debt of such Person of the types described in clauses (i) through (vi), inclusive, and clause (x) of the definition of Debt, regardless of the maturity thereof.

         "GAAP" means generally accepted accounting principles applied on a basis consistent with those which are to be used in making the calculations for purposes of determining compliance with the terms of this Rider.

         "Graniteville Assets" means the assets acquired by the Debtor from Graniteville Company pursuant to the Graniteville Asset Purchase Agreement.

         "Graniteville Asset Purchase Agreement" means the Asset Purchase Agreement dated March 31, 1996, as amended by and among the Debtor, as Purchaser, the Parent, Graniteville Company, a South Carolina corporation, as Seller, and Triarc Companies, Inc., a Delaware corporation.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of hereof, the Debtor or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement to such asset; provided, however, that the property leased by Avondale Mills Graniteville Fabrics pursuant to the AMGF Distribution Facility Lease shall not, solely by virtue of the AMGF Distribution Facility Lease, constitute property of Avondale Mills Graniteville Fabrics subject to a Lien for any purpose under the Agreement.

         "LIFO Adjustments" means adjustments to cost of goods sold attributable to adjusting the carrying value of inventory under the last-in, first-out method of accounting.

         "Long Term Debt" means at any date any Consolidated Total Funded Debt which matures (or the maturity of which may at the option of the Parent or any Consolidated Subsidiary be extended such that it matures) more than one year after such date.

         "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

         "Net Interest Expense" means, for any period, interest expense (including capitalized interest, to the extent capitalized interest exceeds $50,000 in any Fiscal Year, including interest, yield, discount or similar amounts paid under the Receivables Securitization Program) in respect of Debt, less interest income.

         "Obligations" means the indebtedness and other obligations of Debtor outstanding under that certain Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended, among Debtor, the banks listed therein (the "Banks") and Wachovia Bank, National Association, as agent for itself and the other Banks, as the same may be amended, restated and supplemented from time to time, together with all replacements, refinancings and refundings thereof, in whole or in part.

         "Parent" means Avondale Incorporated, a Georgia corporation, and its successors and permitted assigns.

         "Person" means an individual, a corporation, a limited liability company, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

         "Receivables Program Assets" means (a) all Receivables which are described as being transferred by the Debtor or its Subsidiaries (including the Receivables Subsidiary) pursuant to the Receivables Documents; provided, however, that the term "Receivables" shall not include any Excluded Receivables Assets, (b) all Receivables Related Assets, and (c) all collections (including recoveries) and other proceeds of the assets described in the foregoing clauses
(a) and (b).

         "Receivables Program Obligations" means (a) notes, trust certificates, undivided interests, partnership interests or other interests representing the right to be paid a specified principal amount from the Receivables Program Assets, and (b) related obligations of the Debtor and/or its Subsidiaries (including, without limitation, rights in respect of interest or yield, breach of warranty claims and expense reimbursement and indemnity provisions) and other Standard Securitization Undertakings.

         "Receivables Related Assets" means (i) any rights arising under the documentation governing or relating to Receivables (including rights in respect of liens securing such Receivables and other credit support in respect of such Receivables), (ii) any proceeds of such Receivables and any lockboxes or accounts in which such proceeds are deposited, (iii) spread accounts and other similar accounts (and any amount on deposit therein) established in connection with the Receivables Securitization Program, (iv) any warranty, indemnity, dilution and other intercompany claim arising out of Receivables Documents and
(v) all other property included in the definition of "Specified Assets" contained in the Receivables Intercreditor Agreement; provided, however, that the term "Receivables Related Assets" shall not include any Excluded Receivables Assets.

         "Receivables Securitization Program" means any transaction or series of transactions that may be entered into by the Debtor and its Subsidiaries pursuant to which the Debtor and/or its Subsidiaries may sell, convey or otherwise transfer to the Receivables Subsidiary and (in the case of a transfer by the Receivables Subsidiary) any other Person, or may grant a security interest in, any Receivables Program Assets (whether now existing or arising in the future); provided that:

         (a) no portion of the indebtedness or any other obligations (contingent or otherwise) of a Receivables Subsidiary or Special Purpose Vehicle
(i) is guaranteed by the Debtor or its Subsidiaries (other than the Receivables Subsidiary and excluding guarantees of obligations pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Debtor or its Subsidiaries (other than the Receivables Subsidiary) for payment other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of the Debtor or its Subsidiaries (other than the Receivables Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction of obligations incurred in such transactions, other than pursuant to Standard Securitization Undertakings,

         (b) the Debtor and its Subsidiaries (other than the Receivables Subsidiary) do not have any obligation to maintain or preserve the financial condition of a Receivables Subsidiary or a Special Purpose Vehicle or cause such entity to achieve certain levels of operating results, and

         (c) the scheduled maturity of any Receivables Program Obligations of the type described in clause (a) of the definition of "Receivables Program Obligations" is no earlier than November 15, 2002.

         "Receivables Subsidiary" means a special purpose corporation that is a Wholly Owned Subsidiary of the Debtor, created for the sole purpose of, and whose only business shall be, acquisition of the Receivables Program Assets pursuant to the Receivables Securitization Program and those activities incidental to the Receivables Securitization Program.

         "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

         "Stockholders' Equity" means, at any time, the shareholders' equity of the Parent and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Patent and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Parent or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

         "Subordinated Debt" means (i) the 10.25% Subordinated Notes and (ii) any other Debt, the payment of which has been expressly subordinated to payment of the Obligations and which has a maturity no earlier than February 28, 2004.

         "Subsidiary" means any corporation or other entity (other than a Special Purpose Vehicle) of which securities or other ownership interest having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Parent.

         "10.25% Subordinated Notes" means the Senior Subordinated Notes due 2006, issued by the Debtor, as amended, modified, renewed or supplemented from time to time.

         "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Parent.

Capitalized terms used in the foregoing definitions and not otherwise defined herein shall have the respective meanings assigned to such capitalized terms in the Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended, referred to in the definition of "Obligations" above.

         4. This Rider may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Rider to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Rider to be duly executed and delivered as of the date first above written.



The CIT Group/Equipment                      Avondale Mills, Inc.
Financing, Inc.

By:                                          By:
    -------------------------                   -------------------------
Title:                                       Title:
      -----------------------                      ----------------------


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

                                    EXHIBIT A

                             COMPLIANCE CERTIFICATE

                             [Letterhead of Debtor]




                                                 __________________, 200__



The CIT Group/Equipment Financing, Inc.
P.O. Box 27248
Tempe, Arizona  85285-7248
Attention:  Mr. K. Russell



         The undersigned, the chief financial officer or chief accounting officer of Avondale Mills, Inc., an Alabama corporation ("Debtor"), gives this certificate to The CIT Group/Equipment Financing, Inc. ("Secured Party") in accordance with the requirements of the Master Security Agreement, dated July 30, 2002, between Debtor and Secured Party ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

                  1. Based upon my review of the balance sheets and statements of income of the Parent and its Consolidated Subsidiaries for the [Fiscal Year] [quarterly period] ending __________________, 20__, copies of which are attached hereto, I hereby certify that:

         (a)      Fixed Charge Coverage Ratio is ____ to 1;

         (b)      Consolidated Adjusted Tangible Net Worth is $____________;

         (c)      Consolidated Tangible Funds is $____________;

                  2. No event of default as provided in Paragraph 9 of the Loan Agreement exists on the date hereof, other than _____________________ [if none, so state].

                  3. As of the date hereof, Debtor is current in its payment of all accrued rent and other charges to Persons who own or lease any premises where any of the Collateral is located, and there are no pending disputes or claims regarding Debtor's failure to pay or delay in payment of any such rent or other charges, other than ____________________ [if none, so state].

                                             Very truly yours,



                                             -------------------------------
                                             Name:
                                                  --------------------------
                                             Title:
                                                   -------------------------


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